Pension And Postretirement Benefits (Policy)	12 Months Ended
Dec. 31, 2011
Pension And Postretirement Benefits
Plan assets and investment valuation	Our expected return on plan assets is calculated using the actual fair value of plan assets.
Recognition of actuarial gains and losses

We recognize actual gains and losses on pension and postretirement plan assets immediately in our operating results. These gains and losses are measured annually as of December 31 and accordingly will be recorded during the fourth quarter, unless earlier remeasurements are required.

Capitalization of benefit plan costs

A portion of pension and postretirement benefit costs is capitalized as part of the benefit load on internal construction and capital expenditures, providing a small reduction in the net expense recorded.